Technology transfer contract

Item name: Leflunomide (material & table)

Transferee (Party A): Shanghai Wanxing bio-pharmaceutical Co. Ltd

Legal representative (signature): Yang ban jun

Transferor (Party B): China people 2nd army Hospital University

Legal representative (signature): Jiang Yuan ying

Contract issued at: shanghai city

Issued date:	year	month	date

Duration of validity: blank

Technology of Leflunomide transfer contract

Party A: Shanghai Wanxing bio-pharmaceutical Co. Ltd
Party B: China people 2nd army Hospital University

Due to the need for acceleration of research and development of new drug named leflunomide, to finish its clinic research earlier and put into market earlier, Party A and Party B agree to make this contract based on fair, benefit to each other and reliable principle.

Section 1 request and content

Party B is developing for new drug named Leflunomide which is going to be used at clinical phase. After Party A learn the technology from Party B, party A shall finish all the clinical research work to get the new drug license and start to product.

Section 2 technology standards

1.	finish all the clinical research
2.	try to get the new drug license and production approval document

Section 3 liabilities and right

A. party A’s liabilities include:

1.	organize and manage the clinical research
2.	organize and make a photocopy of clinical research document
3.	apply for clinical research until get new drug license
4.	Complete the production line for Leflunomide material and table. Pass the GMP’s inspection and get the production approval document as early as possible
5.	Pay to Party B on time based on this contract. (see section 4)

B.	party B’s liabilities include:

1.	Prepare enough Leflunomide production for clinical using. During the application for production approval, help party A finish the fist 3 times product of Leflunomide.
2.
After both parties have signed the contract and party A give the first payment, party B shall provide to party A all the research document, production technology and quality control information for leflunomide material and table as the reference when Party A start production.

3.
According to item development and approval request, party B helps party A to solve the technology problem and finish the application work (like defense meeting). Party A shall pay all the related expense.

4.	During the establishment of new production warehouse for Leflunomide, party B shall help for production procedure and technique process for Leflunomide material and tables.
5.	If Party A will transfer the technology to the other party in the future, party B shall give necessary support for it.
6.	Party B shall not transfer this technology and related technique information to the third party in the future.

C.	party A’s right

1.	party A has the production right for Leflunomide table
2.	Party A has the right to transfer the technology to the other party. After party A paid the total payment to Party B, party A could transfer this technology to the third party
3.	Party A has right to apply for new drug clinical research and get industrial funds. Party B has obligation to help party A finish this work. All the received funds shall be used by party A.

D.	party B’s right

1.
Party B has right to apply for new drug research funds related this medical item. Party B also has right to use the applied funds. During the process of application of research funds, Party A shall help Party B to apply.

2.	Party B has right to apply the new drug achievement award.

Section 4 research expense and payment plan

I. The total amount of research funds

According to approval for new drug category from national medical inspection & administrative bureau (SDA) when we apply for production license, the details as below:

Western medicine I, II category: 6million RMB
Western medicine IV category: 3 million RMB

II Payment plan for total of research funds
The total research funds will be separately paid by following steps:

1.	Within 30 days after this contract has been signed by both parties, party A shall pay 2 million RMB to Party B.
2.
Within 30 days after receive the new drug certificate, if (1) approval by SDA as category I or II, party A will pay 2 million to party B; if (2) approval by SDA as category IV, party A will pay 1 million RMB to party B

3.	Within 3 months after receive the production approval; if SDA approval the above item as category I & II new drug, party A shall pay RMB 2 million to Party B.
4.	Party A shall offer the clinic test expense (estimated cost is RMB 2million) and other expense related to new drug certificate.

Section 5 distribution of achievement

1.	Party B’s name shall be in front of Party A’s in new drug certificate; party B shall keep the original certificate and Party A shall keep the copy one;

2. Application of new drug license shall have Party B’s name first and Party A’s second; application of production development achievement shall have party A’s name in the front of party B’s.

Section 6 default and risk liabilities

1.	If party A failed to pay agreed funds on time and in full amount, this contract will be terminated automat. Party A shall be considerate as default and take responsibility of Party B’s loss.
2.	if clinic test could not reach the request of approval, party A has to pay all the expense that has happened under this contract
3.	Party B shall transfer all the research technology document and promise that the production technology they provided is accurate and reliable. Otherwise, Party B will be considerate as default.
4.	Party B shall make sure that Party A is the only one that received this transferred technology from them; otherwise, party B will be considerate as default and take all the loss for Party A.

Section 7 technology information and document confidential

Each party shall hold in confidence any confidential information received by it from the other before the transferred technology get production approval document. Each party shall not disclose the related information to the third party. Otherwise, the discloser will take all the responsibility for all the loss.

Section 8 Disputes Resolution

Disputes arising from the performance of this contract shall be resolved by the parties' negotiations. Should the negotiations fails to resolve the dispute, the parties may apply for shanghai technology contract arbitration board or file an action with the local courthouse to resolve the dispute.

Section 9 the contract has four copies. Party A and Party B each hold two copies. This contract is effective after signed and stamped by both parties.

Party A: Shanghai Wanxing bio-pharmaceutical Co. Ltd

Legal representative signature: Yang ban jun

Date: March 11, 2002

Party B: China people 2nd army Hospital University

Legal representative signature: Jiang Yuan ying

Date: March 11, 2002

Supplementary agreement about technology transfer contract between
Shanghai Wanxing Bio-pharmaceutical Co. Ltd and China people 2nd army Hospital University

Party A: Shanghai Wanxing bio-pharmaceutical Co. Ltd
Party B: China people 2nd army Hospital University

Both parties have signed the technology transfer contract on March 2, 2002. The main content is regarding transfer the new drug-Leflunomide to Party A. the details please see the “Technology of Leflunomide transfer contract”.

Both parties agree the content of technology transfer contract and party A has paid 2 million to party B based on contract. In January 2005, company has gotten the new drug license (class I) and production approval document. Party A has not yet paid the second payment as 2 million and 3rd payment another 2 million to party B for some reason. Both parties has agreed and made below agreement.

1.	Since it is agreement, party B agree that they won’t pursue Party A’s default liabilities.
2.	party A would like to pay as below plan:

a.	the first payment term: pay RMB 2 million before Oct. 30, 2006
b.	the second payment term: pay RMB 2 million before December 15, 2006

3.	Party B agrees to perform the liabilities based on contract.
4.	Both parties agree that if any of party fail to perform their liabilities, the defaulted party will pay penalty which is the 20% of the total price.

Party A: Shanghai Wanxing bio-pharmaceutical Co. Ltd

Legal representative (signature): Yang ban jun

Date: Oct 12, 2006

Party B: China people 2nd army Hospital University

Legal representative (signature): Jiang Yuan ying

Date: Oct 12, 2006